                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Company"), do hereby constitute and appoint Karen M. Spaun or Robert S. Cubbin, and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and execute any and all instruments, which said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with Form 10-K for fiscal year ended December 31, 2005. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Form 10-K for fiscal year ended December 31, 2005, to any and all amendments, or supplements to the Form 10-K for fiscal year ended December 31, 2005 and to any and all instruments or documents filed as part of or in conjunction with the Form 10-K for fiscal year ended December 31, 2005 or amendments or supplements thereto. The undersigneds ratify and confirm the power and authority granted to each attorney or agent. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.


         SIGNATURE                                   TITLE                              DATE
------------------------------------         ---------------------------        -----------------

/s/ Merton J. Segal                             Chairman and Director           February 10, 2006
------------------------------------
    Merton J. Segal


/s/ Robert S. Cubbin                         President, Chief Executive         February 10, 2006
------------------------------------         Officer and Director
    Robert S. Cubbin


/s/ Robert W. Sturgis                                Director                   February 10, 2006
------------------------------------
    Robert W. Sturgis


/s/ David K. Page                                    Director                   February 10, 2006
------------------------------------
    David K. Page


/s/ Hugh W. Greenberg                                Director                   February 10, 2006
------------------------------------
    Hugh W. Greenberg

         SIGNATURE                                   TITLE                              DATE
------------------------------------         ---------------------------        -----------------

/s/  Bruce E. Thal                                   Director                   February 10, 2006
------------------------------------
    Bruce E. Thal


/s/ Joseph S. Dresner                                Director                   February 10, 2006
------------------------------------
    Joseph S. Dresner


/s/ Herbert Tyner                                    Director                   February 10, 2006
------------------------------------
    Herbert Tyner


/s/ Florine Mark                                     Director                   February 10, 2006
------------------------------------
    Florine Mark


/s/ Robert H. Naftaly                                Director                   February 10, 2006
------------------------------------
Robert H. Naftaly